AIR INDUSTRIES GROUP

Taglich Brothers Investor Conference
May 2016

Air Industries Group

Safe Harbor Statement

Except for the historical information contained herein, the matters discussed in this presentation contain forward-looking statements. The accuracy of these statements is subject to significant risks and uncertainties. Actual results could differ materially from those contained in the forward-looking statements. See the Company's SEC filings on Forms 10-K and 10-Q for important information about the Company and related risks.

EBITDA is used as a supplemental liquidity measure because management finds it useful to understand and evaluate results, excluding the impact of non-cash depreciation and amortization charges, stock based compensation expenses, and nonrecurring expenses and outlays, prior to consideration of the impact of other potential sources and uses of cash, such as working capital items. This calculation may differ in method of calculation from similarly titled measures used by other companies.

Investment Opportunities

- Strong reputation and track record of delivering mission critical parts and assemblies in the aerospace and defense industry for over 50 years
- Improving macro economic environment post sequestration
- Established base business – expected to do $85-90 million in revenue with $8 - 9 million in EBITDA in 2016
  - Dramatic EBITDA increase over 2015, with long term EBITDA earnings power
  - $85.5 million 18 months firm backlog
- Multi-Year track record of strategic and accretive acquisitions
  - Profiting from inefficiencies in the M&A market for smaller companies
- Daniel Godin joined as CEO in 2015 – A 30-year industry veteran with 21 years experience at Pratt & Whitney
- Multiple initiatives in place to accelerate organic growth
- Positioned well to benefit from normalized defense spending and significant growth in the Aero & Land-Based engine sectors









AIR INDUSTRIES GROUP

Business Sectors

Complex Machining	Aerostructures	Turbines & Engines
2015 Revenue: $42M	2015 Revenue: $27M	2015 Revenue: $11M
Air Industries Machining; Nassau Tool Works	ECC Electronic Connection Corporation; Eur-Pac Corp.; Miller Stuart Inc.; Welding Metallurgy; Compac	AMK; Sterling Engineering
▪ Landing gear ▪ Flight controls ▪ Axles ▪ Large milling, turning	▪ Welded, structural and precision sheet metal assemblies ▪ Tube bending ▪ Dip-brazed assemblies ▪ Wires, cables, harnesses, RFI/EMI enclosures	▪ Turbine engine components ▪ VTL milling/turning ▪ Electron beam welding ▪ GTAW/PAW welding ▪ Vacuum heat treatment, NDT

Expanded capabilities offers the Customer bundled solutions

AIR INDUSTRIES GROUP

Business Sector Performance

- 2014 Actual
- 2015 Plan
- 2015 Actual
- 2016 Forecast

Rev.

Complex Machining


$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
2014
2015
2016

Aerostructures


$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
2014
2015
2016

Turbines & Engines


$20,000
$15,000
$10,000
$5,000
$-
2014
2015
2016

EBITDA


$8,000
$6,000
$4,000
$2,000
$-
2014
2015
2016


$4,000
$3,000
$2,000
$1,000
$-
$(1,000)
2014
2015
2016


$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
2014
2016

EBITDA Driver
- Inlet Quality Problem
- Leadership Change

Volume Drivers
- GE Pulling work to Hungary
- Customer Push out

AIR INDUSTRIES GROUP

State of the Industry– Commercial Aircraft

- Using Airbus, Boeing and industry forecast data, over the next decade annual aircraft production levels are anticipated to increase by 20%, or more.



1,900
1,700
1,500
1,300
1,100
900
700
500
300
100
-100
Aircraft units
1,403
1,435
1,507
1,580
1,595
1,610
1,625
1,640
1,655
1,671
1,686
1,702
1,718
1,734
1,750
1,766
1,782
1,799
1,816
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
Year

Source: Deloitte/iBaset, 03/04/2015

AIR INDUSTRIES GROUP

State of the Industry– Military Spending

- The world is still a dangerous place, and defense spending is projected to continue modest growth thru 2020.





Department of Defense
Discretionary Budget Authority
(As Reflected in the FY 2016 President's Budget Submission)
(Dollars in Billions)
581.4
560.4
585.3
547.3
556.4
564.4
570.0
0.2
0.1
84.9
64.2
50.9
496.3
496.1
534.3
547.3
556.4
564.4
570.0
600
400
200
0
FY 2014
FY 2015
FY 2016
FY 2017
FY 2018
FY 2019
FY 2020
Base
OCO
Iron Dome
Ebola Relief

AIR INDUSTRIES GROUP

State of the Industry– Turbine Engine Business

Land Based Turbine


~3% CAGR
~24K TWh
Other.
Solar
Wind
Nuclear
Hydro
Gas
Coal
1.3
2.5
3.9
5.0
10.0
Energy '14
~31K TWh
1.5
0.9
2.2
3.1
4.5
7.4
10.9
~3X
↑50%
Energy '24
Hydro
Nuclear
5%
6%
Coal
19%
570 GW of retirements
Solar
15%
2,500 GW
20%
30%
Wind
3%
Gas Turbines
Gas Engines
Central Power Equipment Orders*
*Excludes 700 GW of non-grid connected capacity additions

- Gas turbines represent the fastest growing segment, increasing by 50% thru 2024

Aviation Gas Turbine


17K
13.6K
10.2K
6.8K
3.4K
0
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
15K
Souce: PLATINUM FORECAST SYSTEM 2.0

- Driven by the increases in airframes as well as engine replacements for improved fuel efficiency

AIR INDUSTRIES GROUP

Key Customers

- We are a critical components provider for several aerospace and defense customers
  - Decades long relationships
  - Sole source position on several products
  - Multi – Year contracts

Aircraft Overview (Stable Platforms)

- We are a critical components manufacturer for many aircraft platforms

	Type	Installed or Planned	Activity
	UH-60	3,600	• Significant Content Already - (Flight Safety $15 - $18M) • Adding Landing Gear components
	CH-47	876	• Engine Fairings • Working with Boeing to get licensed on Landing Gear
	F-35 (JSF)	2,300	• Landing Gear Components, Tubes, Locking Pins • Adding more Landing gear components
	E-2 (C/D)	210	• Approximately $3M per plane. • Adding Aerial Refueling Boom
	F-18	1,046	• Currently Licensed for A thru D Landing Gear • Fleet Retrofit being discussed for landing gear. • Foreign Military Sales (FMS)
	F-16	2,961	• Approved by Hill AFB to produce light and heavy Landing Gear. Cables, other Hydraulic Components. • Foreign Military Sales (FMS)
	E & C Series Comm. Aircraft	1,200	• Awarded Contract in 2013 of 39M • E Series Award targeted May 2016

Worldwide Aircraft Distribution – FMS Opportunity

- No penetration before 2015 – low hanging fruit


Key
F-16
F-18
Blackhawk

Recent International Wins, Q4:
- F-18 Landing Gear, Finland
- F-18 Landing Gear, Switzerland

AIR INDUSTRIES GROUP

Leadership Team



Business Development Team Gaining Momentum
Daniel Godin
President & CEO
Christine McGivney
Executive Administrative Assistant
Marianne Giglio
Chief Accounting Officer
Michael Recca
Chief of Corporate Development & Capital Markets
Vin Padden
Director, Design Engineering
Gary Settoducato
VP, Business Development
Michael Worhle
Information Technology Manager
Gina Fortunato
Director of Human Resources Talent Management
Lori Martin
Director, Financial Reporting
Open Position
Kristie Petersen
Corporate Administration
Scott Cullen
Director, Business Development
Marty Ellner
Director, Business Development
Bobby Mann
Interim Director, Business Development
Bill Matusz
Interim Director, Business Development
Charles Cottier
Human Resources Coordinator
Dario Peragallo
General Manager
Air Industries Machining Corporation
Kelly Hoffman
General Manager
AMK Welding
Brad Stearns
General Manager
EPC & ECC
Paula Castellano
General Manager
Nassau Tool Works
John Lavieri
General Manager
Sterling Engineering
Jay Mullooly
General Manager
Welding Metallurgy
John Canova
General Manager
Miller Stuart, Inc & Compac

- Building a stronger Corporate team
- Consolidating Acquisitions
- Added Stronger Financial Team
- Added Design Capabilities

Corporate Team
New Changes

AIR INDUSTRIES GROUP

BD Organization

AIRI BD Organization

As of 04/25/16

Gary Settoducato
VP, Business Development

Marty Ellner
Director, BD
Complex Machining Sector

NASSAU TOOL WORKS

Scott Cullen
Director, BD
Aerostructures Sector

EUR-PAC CORP.

Bobby Mann
Interim Director, BD
Turbine and Engine Sector

STERLING ENGINEERING

Bill Matusz
Manager, BD
AMK Technical Services

AMK

- ***INDEPENDENT REPS/DISTRIBUTORS:***
- Kellstrom Ind.: Govt/FMS
- Oxford Industries: GKN Aero, Sikorsky
- Russo Assoc.: GE Ground Power, Ontic, SpaceX
- TransAero: Govt/FMS
- Westworld: Europe

GREEN indicates on-board less than one year

AIR INDUSTRIES GROUP

Organic Growth Opportunities

10-15% Annual Organic Growth

New Major Customers
(Space X, Lockheed Martin, Raytheon, Orbital)

Consolidation of Suppliers
Major OEMs looking for bundled solutions

New Major Platforms
(AMRAAM Missile, Raptor Rocket, Strategic Bomber)

Pent-Up Demand for Spares

New 6 Person BD Team
Did not exist 1 year ago

US Defense Budget
$585 billion in 2016; continued growth through 2020

Foreign Military Sales
Less than $2M currently; positioned for rapid growth

2016: Q1Bookings by Site



Thru April (000's)
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
AIM
AMK
EUR
MS/COM
NTW
SE
WMI
2015
2016

➤ Many sites exceeding 2015 bookings.

AIR INDUSTRIES GROUP

Cumulative Bookings, 2015-2016



(000's)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2016 Actual Cum.
2015 Actual Cum.
2016 Target Cum

- 2016 YTD bookings are 31.4% greater than YTD bookings thru April 2015

Opportunity for Margin Improvement

Margin expansion is achieved through increased volume, and is enhanced by:

- Aerostructures sector site *consolidation*: two sites consolidated by end of Q2
- Reductions achieved via acquisitions further leveraged by *competitive analysis* of HR services and medical benefits
- Leveraging of *interdivisional site capabilities* to increase volume, expand margin, and provide bundled solutions
- Continued application of *LEAN principles* to achieve greater manufacturing efficiencies

AIR INDUSTRIES GROUP

Financials

Income Statement – *Historical Summary*

($ in 000's)	Actual						Projected
	2010	2011	2012	2013	2014	2015	2016
Net Sales	$ 48,600	$ 53,700	$ 64,200	$ 62,800	$ 64,300	$ 80,442	$ 90,300
YoY Growth		*10.50%*	*19.60%*	*-2.20%*	*2.40%*	*25.10%*	*12.25%*
Gross Profit	7,647	10,900	14,900	15,200	14,100	17,281	20,700
Margin %	*15.70%*	*20.30%*	*23.20%*	*24.20%*	*21.90%*	*21.50%*	*22.92%*
Adjusted EBITDA	5,200	6,800	9,000	8,000	5,500	5,354	8,300
Margin %	*10.70%*	*12.70%*	*14.00%*	*12.70%*	*8.60%*	*6.70%*	*9.19%*



Adjusted EBITDA (000's)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
2010 2011 2012 2013 2014 2015 2016



Revenue (000's)
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2010 2011 2012 2013 2014 2015 2016

AIR INDUSTRIES GROUP

Income Statement – *2015 Results by Sector*

2015 Results by Sector

	Complex Machining		Aerostructures		Turbine & Engine		Consolidated	
Revenue	$	42,356	$	27,134	$	10,952	$	80,442
Cost of Goods Sold		31,944		20,581		10,566		63,161
Gross Profit		10,412		6,553		386		17,281
Margin %	*24.6%*		*24.2%*		*3.5%*		*21.48%*	
Operating Costs *(including Corp)*		7,376		5,818		3,461		16,655
Operating Income		3,036		735		(3,075)		626
As a % of Revenue	*7.2%*		*2.7%*		*-28.1%*		*0.8%*	
Ebitda		5,822		1,270		(1,738)		5,354
As a % of Revenue	*13.7%*		*4.7%*		*-15.9%*		*6.7%*	

AIR INDUSTRIES GROUP

Income Statement – *Q1'2016 Results by Sector*

Q1'2016 Results By Sector

	Complex Machining	Aerostructures	Turbine & Engine	Consolidated
Revenue	$ 7,466	$ 5,161	$ 2,558	$ 15,184
Cost of Goods Sold	5,608	4,213	2,543	12,364
Gross Profit	1,858	947	15	2,821
Margin %	*24.9%*	*18.4%*	*0.6%*	*18.58%*
Ebitda	832	(548)	(451)	(167)
As a % of Revenue	*11.1%*	*-10.6%*	*-17.6%*	*-1.1%*

Q2 - Q4 Projection

	Complex Machining	Aerostructures	Turbine & Engine	Consolidated
Revenue	$ 37,500	$ 25,800	$ 11,800	$ 75,100
Gross Profit	9,200	6,500	2,150	17,850
Margin %	*25%*	*25%*	*18%*	*24%*
Ebitda	5,500	2,000	900	8,400
As a % of Revenue	*15%*	*8%*	*8%*	*11%*

AIR INDUSTRIES GROUP